CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 29, 2012	Dec. 31, 2011
Receivables, allowances	$ 22,755	$ 19,671
Redeemable preferred stock, liquidation preference	$ 406,773	$ 377,729
Common stock, authorized	800,000,000	800,000,000
Common stock, par value	$ 0.01	$ 0.01
Common stock, issued shares	291,734,027	286,430,567
Treasury stock, shares	5,915,268	5,915,268